Exhibit 10.4

COMMERCIAL LEASE AGREEMENT

THE PARTIES. This Lease Agreement agreed on September 25, 2024 is between:

The Lessor is a business entity known as K&TH Properties, I.LC with a maiIing address of 3010 Layne St., La Porte, TX, 77571, hereinafter referred to as the “Lessor.”

AND

The Lessee is a business entity known as Rothe Enterprise, Inc. (REI) with a mailing address of P.O. Box 57887, Webster, TX 77598, hereinafter referred to as the “Lessee.”

The Lessor and Lessee hereby agree as follows:

DESCRIPTION OF LEASED PREMISES.

The Lessor agrees to lease to the Lessee the following described 2,071 square feet (st) of office space localed at 229 Sandhill St., Webster, TX 77598, including exterior and parking.

The lease is inclusive of all common areas, defined as restrooms, conference rooms, hallways, entrance spaces, the server rooms, coffee/break areas, entrance, and parking and outdoor areas for personnel working on the premise. Exteriors of the building and general land remains owned by the Lessor and its use and modification are subject to prior written consent of the Lessor on a casc-by-case basis.

Hereinafter referred to as the “Premises”.

USE OF LEASED PREMISES. The Lessor is leasing the Premises to the Lessee and the Lessee is hereby agreeing to lease the Premises for Professional Office and Lab use.

Any change in use or purpose of the Premises other than as described above shall be upon prior written consent of Lessor only; otherwise, the Lessee will be considered in default of this Lease Agreement.

EXCLUSIVE USE. The I.cssce shall not hold exclusive rights on the common and storage areas as defined in the Premises. Furthermore, unused space may be leased to other users, with appropriate coordination and modification of this agreement.

TERM OF LEASE. This Lease is long-term and shall commence on June 1, 2023 and expire at Midnight June I, 2048 (25-year “Initial Term,” equivalent to the mortgage period). The Lessee may not cancel the lease without prior written consent of the Lessor; otherwise, full lease cost, current and projected, is due immediately.

RENT AMOUNT. Payment shall be made by the Lessee to the Lessor monthly in the current Base Rent amount of $2,956/mo ($17.13/sf/yr), for the initial I 0-year term of this Lease Agreement, and Other Rent of $1,017/mo ($5.89/sf/yr) updated periodically to reflect Triple-Net Leasing, covering Repair & Maintenance, Taxes, Insurance, and CAM. This amount ($3,973/mo) is hereinafter referred to as the “Rent”.

RENT PAYMENT. The Rent shall be paid under the following instructions:

Rent amount shall be paid monthly on the first day of the month by the Lessee to the Lessor. Rent shall be paid by the Lessee to the Lessor’s Bank Account by direct deposit via ACH transfer or equivalent.

NON-SUFFICIENT FUNDS (NSF). If the Lessee atlempts to pay Rent but is not deemed valid by a financial institution due to non-sufficient funds, or any other reason for payment to be denied, the Lessee will be subject to a fee of 10% in addition to any late fee.

LATE FEE. The Lessor shall charge a late payment fee if rent is not paid on time in the following amount: The Lessee shalI be charged a late fee in the amount of 5% of the monthly rent amount per month, re-occurring if payment is not made after the 5th day after it is due, and each month thereafter.

OPTION TO RENEW. The Lessee shall not have the right to renew this Lease Agreement unless mutually agreed by both parties.

EXPENSES. In accordance with a Gross Lease the responsibility of the expenses shall be attributed to the following:

It is the intention of the Parties, and they hereby agree, that the above-mentioned Rent is the entirety of the payment due per month and expenses payable by Lessee to Lessor, and Lessee is obligated to pay its proportion of additional expenses including additional real estate taxes, insurance, liens, charges, or expenses of any nature whatsoever in connection with the operation of the Premises. The Lessor shall be obligated to its proportion, if any, of all maintenance to the general exterior structure of the Premises and, in addition, shall pay its proportion of maintenance on all major systems such as the heating, plumbing and electrical, and shall help maintain the parking area. The lessee will pay for 100% of any building modifications performed specifically and exclusively for the functional requirements and benefits of the lessee. The Lessor will similarly pay 100% of any building modifications performed specifically and exclusively for the functional requirements and benefits of the Lessor. The Lessee will maintain, at their expense, casualty insurance (renters’ insurance) insuring the Lessee’s personal property in the leased Premises against loss by fire and negligence. The Lessee shall provide and maintain personal liability and property damage insurance as a lessee and will designate the Lessor as an “also named insured”. The Lessee shall provide the I.cssor with a copy of such insurance certification or policy prior to the effective date of th is Lease, at least to the limits of $1,000,000.00.

UTILITIES. The Lessee shall be responsible for their proportion of costs of the following utilities on the Premises: Data and Communications, Electricity, Water, Gas, Sewage & Trash.

SECURITY DEPOSIT. A security deposit shall not be required in advance upon the signing of this Lease.

FURNISHINGS. The Lessee shall provide their own. Lessor reserves the right to work with Lessee in providing furnishings.

PARKING. Parking shall be provided to the Lessee in a shared manner provided on the Premises. There is no set number of parking spaces provided to the Lessee. There shall be no fee charged to the Lessee for the use of the Parking Space(s).

LEASEHOLD IMPROVEMENTS. The Lessee agrees that no leasehold improvements, alterations or changes of any nature, shall be made to the leasehold Premises or the exterior of the building without first obtaining the consent of the Lessor in writing, which consent shall not be unreasonably withheld, and thereafter, any and all leasehold improvements made to the Premises which become affixed or attached to the leasehold Premises shall remain the property of the Lessor at the expiration or term inat ion of this Lease Agreement. Furthermore, any leasehold improvements shall be made only in accordance with applicable federal, state or local codes, ordinances or regulations, having due regard for the type of construction of the building housing the subject leasehold Premises. If the Lessee makes any improvements to the Premises the Lessee shall be responsible for payment, in accordance with the paragraph on Expenses above.

Nothing in the Lease shall be construed to authorize the Lessee or any other person acting for the Lessee to encumber the rents of the Premises or the interest of the Lessee in the Premises or any person under and through whom the Lessee has acquired its interest in the Premises with a mechanic’s lien or any other type of encumbrance. Under no circumstance shall the Lessee be construed to be the agent, employee or representative of Lessor. In the event a lien is placed against the Premises, through actions of the Lessee, Lessee will promptly pay the same or bond against the same and take steps immediately to have such Iicn removed. If the Lessee fails to have the·1.icn removed, the I .essor shall take steps to remove the lien and the Lessee shall pay Lessor for all expenses related to the Lien and removal thereof and shall be in default of this Lease.

LICENSES AND PERMITS. A copy of any and all local, state, or federal permits acquired by the Lessee which are required for the use of the Premises shall be kept on site al all times and shall be readily accessible and produced to the Lessor and/or their agents or any local, state, or federal officials upon demand.

MAINTENANCE: The Lessor and Lessee shall have shared responsibilities of the repairs and maintenance on the Premises, in accordance with the paragraph on Expenses above.

The Lessee shall have the following responsibilities: pay proportional costs of basic janitorial services, purchase of stock supplies for restrooms, break area and office supplies. The Lessee shall manage and pay for its proporLional share of the building alarm services. The Lessee shall manage and pay for its proportional share of pest control services. Sharing or costs are per existing practice, under “good faith” efforts to ensure that costs are distributed proportionately and appropriately. (I .cssec may negoLiale with Lessor to provide selected services, with written agreement to cover associated management, materials, and services costs as apportioned.)

SALE OF PROPERTY. Lessee shall, in the event of the sale or assignment of Lessor’s interest in the building of which the premises form a part, or in the event of any proceedings brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage made by Lessor covering the premises, recognize such purchaser as Lessor under this Lease.

HVAC MAINTENANCE. Lessee will provide or engage a reputable and experienced firm for the purpose of periodically inspecting and maintaining the heating, ventilation, and air conditioning equipment located on the Premises, hereinafter referred to as the “HVAC System”. In addition, the Lessee shall be responsible for its proportion or costs associated to the everyday upkeep and maintenance of said HVAC System. Lessee is responsible for its proportion of major maintenance of the HVAC system.

COMMON AREAS. The costs related to the maintenance and upkeep of the common areas, defined as space used by more than one (I) of the Lessees on the Property and referred to above, will be proportionately shared between the Lessees, as described above. Common areas, include but are not limited to, entryways, bathrooms, meeting rooms, and any other space on the Property Lhat is shared by the Lessees, Lessor or Co-Tenants.

INSURANCE. In the event Lessee shall fail to obtain insurance required hereunder and fails to maintain the same in force continuously during the term, Lessor may, but shall not be required to, obtain the same and charge the Lessee for same as additional rent. Furthermore, Lessee agrees not to keep upon the premises any articles or goods which may be prohibited by the standard form of fire insurance policy, and in the event the insurance rates applicable to fire and extended coverage covering the premises shall be increased by reason of any use of the premises made by Lessee, then Lessee shall pay to Lessor, upon demand, such increase in insurance premium as shall be caused by said use or Lessee’s propottionate share of any such increase.

SUBLET/ASSIGNMENT. The Lessee may not transfer or assign this Lease, or any right or interest hereunder or sublet said leased premises or any part thereof except to by prior written agreement between Lessor and Lessee.

DAMAGE TO LEASED PREMISES. In the event the building housing the leased premises shall be destroyed or damaged as a result of any fire or other casually which is not the rcsuIt of the intcmional acts or neglect of Lessee and which precludes or adversely affects the Lessee’s occupancy of the leased prernises, then in every such cause, the rent herein set forth shall be abated or adjusted according to the extent to which the Premises have been rendered unfit for use and occupation by the Lessee and unlil the demised premises have been put in a condition at the expense of the Lessor, at least to the extent of the value and as nearly as possible to the condition of the premises existing irnmediately prior to such damage. It is understood, however, in the event of total or substantial destruction to the Premises that in no event shall the Lessor’s obligalion to restore, replace or rebuild exceed an amount equal lo the sum of the insurance proceeds available for reconstruction with respect to said damage.

The Lessee shall, during the term of this Lease, and in the renewal thereof, at its sole expense, keer the interior of the leased premises in as good a condition and repair as it is at the date of this Lease, reasonable wear and use excepted. Furthermore, the Lessee shall not knowingly commit nor permit to be committed any act or thing contraty to the rules and regulations prescribed from time to time by any federal, state or local authorities and shall expressly not be allowed to keep or maintain any hazardous waste materials or contaminates on the premises. Lessee shall also be responsible for the cost, if any, which wouId be incurred to bring contemplated operation and business activity into compliance with any law or regulation of a federal, state, or local authority.

HAZARDOUS MATERIALS LAWS. Shall mean any and all federal, stale, or local laws, ordinances, rules, decrees, orders, regulations, or court decisions relating to hazardous substances, hazardous materials, hazardous waste, toxic substances, environmental conditions on, under, or about the premises, the Building, or the Property, or soil and ground water conditions, including, bul not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (CERCLA), the Resource Conservation and Recovery Act (RCRA), the Hazardous Materials Transportation Act, any other law or legal requirement concerning hazardous or toxic substances, and any amendments to the foregoing.

PARAGRAPHS ON THE SUBJECT OF DEFAULT. The following two paragraphs related to default on the patt of the Lessee or Lessor are retained pursuant to standard Texas commercial lease agreement language. It is the agreed upon intention of both the Lessee and the Lessor that the paragraph immediately following on the subject of disputes shall apply additionally to such paragraphs.

LESSEE’S DEFAULT ANO POSSESSION. In the event that the Lessee shall fail to pay said rent and expenses as set forth herein, or any part thereof, when the same are due and payable, or shall otherwise be in default of any other terms of said Lease for a period of more than 15 days, after receiving notice of said default, then the parties hereto expressly agree and covenant that the Lessor may declare the Lease terminated and may take possession of Lessee’s personal property, equipment or fixtures left on the premises which items may be held by the Lessor as security for the Lessee’s eventual payment and/or satisfaction of rental defaults or other defaults of Lessee under the Lease. It is further agreed, that if the Lessee is in default, that the Lessor shall be entitled to take any and all action to protect its interest in the personal property and equipment, to prevent the unauthorized removal of said property or equipment which threatened action would be deemed to constitute irreparable harm and injury to the Lessor in violation of its security interest in said items of personal property. Furthermore, in the event of default, the Lessor may expressly undertake all reasonable preparations and efforts to release the Premises including, but not limited to, the removal of all inventory, equipment or leasehold improvements or the Lessee’s, at the Lessee’s expense, without the need to first procure an order of any court to do so, although obligated in the interim to undertake reasonable steps and procedures to safeguard the value of Lessee’s property, including the storage of the same, under reasonable terms and conditions at Lessee’s expense, and, in addition, it is understood that the Lessor may sue the Lessee for any damages or past rents due and owing and may undertake all and additional legal remedies then available.

LESSOR’S DEFAULT. The Lessee may send written notice to the Lessor stating duties or obligations that have not been fulfilled under the full performance or this Lease Agreement. If said duties or obligations have not been cured within 30 days from receiving such notice, unless the Lessor needs more time Lo cure or remedy such issue in accordance with standard industry protocol, then the Lessor shall be in default of this Lease Agreement.

If the Lessor should be in default the Lessee shall have the option to terminate this Lease Agreement and be held harmless against any of its terms or obligations.

DISPUTES. If any dispute should arise in relation to this Lease Agreement the Lessor and Lessee shall first negotiate amongst themselves in “good faith.” Afterwards, if the dispute is not resolved then the Lessor and Lessee shall seek mediation in accordance with the laws in the State of Texas. If the Lessor and Lessee fail to resolve the dispute through mediation, then the American Arbitration Association shall be used in accordance with their rules. Lessor and Lessee agree to the binding effect of any ruling or judgment made by the American Arbitration Association. As retcrcnced above, this paragraph also applies to disputes related to rent and payment of expenses.

INDEMNIFICATION. The Lessee hereby covenants and agrees to indemnify, defend, and hold the Lessor harmless from any and all claims or liabilities which may arise from any cause whatsoever as a result of Lessee’s use and occupancy of the premises, and further shall indemnify the Lessor for any losses which the Lessor may suffer in connection with the Lessee’s use and occupancy or care, custody, and control of the premises. The Lessee also hereby covenants and agrees to indemnify and hold harmless the Lessor from any and all claims or liabilities which may arise from any latent detects in the subject premises that the Lessor is not aware of al the signing or the lease or at any Lime during the lease term.

The Lessor hereby covenants and agrees to indemnify, defend, and hold the Lessee harmless from any and all claims or liabilities which may arise from any cause whatsoever as a result of Lessor’s ownership, use, and/or occupancy of the premises, and further shall indemnity the Lessee for any losses which the Lessee may suftcr in connection with the Lessor’s use and occupancy or care, custody and control of the premises. The Lessor also hereby covenants and agrees to indemnify and hold harmless the Lessee from any and all claims or liabilities which may arise from any latent defects in the subject premises that the Lessee is not aware ofat the signing of the lease or at any time during the lease term.

BANKRUPTCY - INSOLVENCY. The Lessee agrees that in the event all or a substantial portion of the Lessee’s assets arc placed in the hands of a receiver or a Trustee, and such status continues for a period of 30 days, or should the Lessee make an assignment for the benefit of creditors or be adjudicated bankrupt, or should the Lessee institute any proceedings under the bankruptcy act or any amendment thereto, then such Lease or interest in and to the leased premises shall not become an asset in any such proceedings and, in such event, and in addition to any and all other remedies of the Lessor hereunder or by law provided, it shall be lawful for the Lessor to declare the term hereor ended and to re-enter the leased land and take possession thereof and all improvements thereon and to remove all persons therefrom and the Lessee shall have no further claim thereon.

SUBORDINATION AND ATTORNMENT. Upon request of the Lessor, Lessee will subordinate its rights hereunder to the lien of any mortgage now or hereafter in force against the property or any portion thereof, and to all advances made or hereafter to be made upon the security thereof, and to any ground or underlying lease of the property provided, however, that in such case the holder of such mortgage, or the Lessor under such Lease shall agree that this Lease shall not be divested or in any way affected by foreclosure, or other default proceedings under said mortgage, obligation secured thereby, or Lease, so long as the Lessee shall not be in default under the terms or this Lease. Lessee agrees that this Lease shall remain in full force and effect notwithstanding any such default proceedings under said mortgage or obligation secured thereby.

Lessee shall, in the event of the sale or assignment of Lessor’s interest in lhe building of which the Premises form a part, or in the event of any proceedings brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage made by Lessor covering the Premises, attorn to the purchaser and recognize such purchaser as Lessor under this Lease.

USAGE BY LESSEK Lessee shall comply with all rules, regulations, and laws of any governmental authority with respect to use and occupancy. Lessee shall not conduct or permit to be conducted upon the premises any business or permit any act which is contrary to or in violation of any law, rules or regulations and requirements that may be imposed by any authority or any insurance company with which the premises is insured, nor will the Lessee allow the premises to be used in any way which will invalidate or be in conflict with any insurance policies applicable to the building. In no event shall explosives or extra hazardous materials be taken onto or retained on the premises. Furthermore, Lessee shall not install or use any equipment that will cause undue interference with the peaceable and quiet enjoyment of the premises by other Lessees of the building.

SIGNAGE. Lessee shall not place on any exterior door, wall, or window or the premises any sign or advertising matter without Lessor’s prior written consent and if necessary, the approval of the local municipality. Thereafter, Lessee agrees to maintain such sign or advertising matter as first approved by Lessor in good condition and repair. Furthermore, Lessee shall conform to any uniform reasonable sign plan or policy that the Lessor may introduce wilh respect to the building. Upon vacating the premises, Lessee agrees to remove all signs and to repair all damages caused or resulting from such removal.

PETS. No pets shall be allowed on the premises without the prior written permission of Lessor unless said pet is required for reasons of disability under the Americans with Disability Act.

CONDlTION OF PREMISES/INSPECTIONBY LESSEE. The Lessee acknowledges they have had the opportunity to inspect the Premises and acknowledges with its signature on this Lease that the Premises arc in good condition and comply in all respects with the requirements of this Lease. The Lessor makes no representation or warranty with respect to the condition of the premises or its fitness or availability for any particular use, and the Lessor shall not be liable for any latent or patent defect therein. The Lessee represents that Lessee has inspected the premises and is leasing and will take possession of the premises with all current fixtures present in their “as is” condition as of the date hereof.

AMERICANS WITH DISABILITY ACT. Per 42 U.S. Code§ 12183 if the Lessee is using the Premises as a public accommodation (e.g. restaurants, shopping centers, office buildings) or there are more than 15 employees the Premises must provide accommodations and access to persons with disabilities that is equal or similar to that available to the general public. Owners, operators, lessors, and lessees of commercial properties arc all responsible for ADA compliance. If the Premises is not in compliance with the Americans with Disability Act any modifications or construction will be the responsibility of the Lessor.

RIGHT OF ENTRY. It is agreed and understood that the Lessor and its agents shall have the complete and unencumbered right of entry to the Premises at any time or times for purposes of inspecting or showing the Premises and for the purpose of making any necessary repairs to the building or equipment as may be required of the Lessor under the terms of this Lease or as may be deemed necessary with respect to the inspection, maintcnanct: or repair of the building. In accordance with Stale and local laws, the Lessor shall have the right to enter the Premises without the consent of the Lessee in the event of an emergency.

ESTOPPEL CERTIFICATE: Lessee at any time and from time to tirne, upon at least ten (10) days prior notice by Lessor, shall execute, acknowledge and deliver to Lessor, and/or to any other person, firm or corporation specified by Lessor, a statement certifying that the Lease is unmodified and in full force and effect, or if the Lease has been modified, then that the same is in full force and effect except as modified and stating the modifications, stating the dates to which the fixed rent and additional rent have been paid, and stating whether or not there exists any default by Lessor under this Lease and, if so, specifying each such default.

HOLDOVER PERIOD. Should the Lessee remain in possession of the Premises after the cancellation, expiration or sooner termination of the Lease, or any renewal thereof, without the execution of a new Lease or addendum, such holding over in the absence of a written agreement to the contrary shall be deemed to have created and be construed to be a tenancy. A tenancy will obligate the Lessee 10 an additional monthly rent, month-to-month, at a holdover premium of 50%, lasting until lease renewal or vacation.

WAIVER. Waiver by Lessor of a default under this Lease shall not constitute a waiver of a subsequent default of any nature.

GOVERNING LAW. This Lease shall be governed by the laws of the State of Texas.

NOTICES. Notices shall be addressed to the following:

Lessor:

K&TH Properties, LLC

3010 Layne St., La Porte, TX 77571

Lessee:

Rothe Enterprises, Inc

229 Sandhill St., Webster, IX 77598

If the Lessee requests customization/modernization of the premises during the term of the lease, the Lessor will obtain requirements from the tenant for work necessary. Lessor will then obtain quotes and submit them to the Lessee for approval. Once approved, Lesec will obtain funding for the customization/modernization and schedule work. Responsibilities for such expenses will follow language found above related to functional requirements and sharing of building upkeep.

AMENDMENT(S). No amendment of this Lease shall be effective unless reduced to writing and subscribed by the parties with all the formality of the original.

SEVERABJLITY. If any term or provision of this Lease Agreement is illegal, invalid, or unenforceable, such term shall be limited to the extent necessary to make it legal and enforceable, and, if necessary, severed from this Lease. All other terms and provisions of’this Lease Agreement shall remain in full force and effect.

BINDING EFFECT. This Lease and any amendments thereto shall be binding upon the Lessor and the Lessees and/or their respective successors, heirs, assigns, executors, and administrators.

LESSOR SIGNATURE

Signature	/s/ Thomas.H. Hall	Date	09/30/2024

Thomas.H. Hall, Manager, K&TII Properties, LLC

LESSEE SIGNATURE

Signature	/s/ Cynthia K. Hendershot	Date	09/30/2024

Cynthia K. Hendershot, President, Rothe Enterprises, Inc.

ACKNOWLEDGMENT OF NOTARY PUBLIC

State of              TX

County of          Harris        , ss.

On this    2    day of             Oct            , 2024, bedore me appeared          Thomas Hall           , as the LESSEE(S) of this Commercial I.ease Agreement who proved to me through government issued photo identification to be the above-named person, in rny presence executed foregoing instrument and acknowledged that they executed the same as their free act and deed.

Notary Public Signature: Beth Ann Carson-Romine

Print Name: Beth Carson-Romine

My commission expires: 12/14/2026

(Seal)

ACKNOWLEDGMENT OF NOTARY PUBLIC

State of_____________

County of ______________, ss.

On this ___ day of ____________________, 20___, bedore me appeared _______________________, as the LESSEE(S) of this Commercial I.ease Agreement who proved to me through government issued photo identification to be the above-named person, in rny presence executed foregoing instrument and acknowledged that they executed the same as their free act and deed.

Notary Public Signature: ________________________

Print Name:_______________________

My commission expires: _______

(Seal)

Courtesy Copy:

Karen Kay Wheeler-Hall, Owner/Chairman of the Boards, REI and Rothe Development, Inc. (RDI)

COMMERCIAL LEASE AGREEMENT

THE PARTIES. This Sublease Agreement revised on September 25, 2024 is between:

The Lessor is a business entity known as K&TH Properties, LLC with a mailing address of 3010 Layne St., La Porte, TX, 77571, hereinafter referred to as the “Lessor.”

AND

The Lessee is a business entity known as Rothe Development, Inc. (ROI) with a mailing address of 4614 Sinclair Rd, San Antonio, TX 78222, hereinafter referred to as the “Lessee.”

The Lessor and Lessee hereby agree as follows:

DESCRIPTION OF LEASED PREMISES.

Subject to flexible planning and space / cost allocation methods, the Lessor agrees to lease to the Lessee the following approximately described 7,953 square feet (sf) of office (2,129 sf) and lab space (5,823 sf) located at 229 Sandhill St., Webster, TX 77598, including common areas, exterior, and parking.

The lease is inclusive of RDI’s proportional share of all common areas, defined as restrooms, conference rooms, hallways, entrance spaces, the server rooms, coffee/break areas, entrance, and parking and outdoor areas for personnel working on the premise. Exteriors of the building and general land remains owned by the Lessor and its use and modification are subject to prior written consent of the Lessor on a case-by-case basis.

Hereinafter referred to as the “Premises”.

USE OF LEASED PREMISES. The Lessor is leasing the Premises to the Lessee and the Lessee is hereby agreeing to lease the Premises for Professional Office & Lab use.

Any change in use or purpose of the Premises other than as described above shall be upon prior written consent of Lessor only; otherwise, the Lessee will be considered in default of this Lease Agreement.

EXCLUSIVE USE. The Lessee shall not hold exclusive rights on the common and storage areas as defined in the Premises. Furthermore, unused space may be leased to other users, with appropriate coordination and modification of this agreement.

TERM OF LEASE. This Lease is long-term and shall commence on June 1, 2023 and expire at Midnight June 1, 2048 (25-year “Initial Term,” equivalent to the mortgage period). The Lessee may not cancel the lease without prior written consent of the Lessor; otherwise, full lease cost, current and projected, is due immediately.

RENT AMOUNT. Payment shall be made by the Lessee to the Lessor monthly, subject to the forementioned allocation, in the current approximate Base Rent amount of $11,353/mo ($17.13/sf/yr), for the initial I0-year term of this Lease Agreement, and Other Rent of $3,904/mo ($5.89/sf/yr) updated periodically to reflect Triple-Net Leasing, covering Repair & Maintenance, Taxes, Insurance, and CAM. This amount ($15,257/mo) is hereinafter referred to as the “Rent”.

RENT PAYMENT. The Rent shall be paid under the following instructions:

Rent amount shall be paid monthly on the first day of the month by the Lessee to the Lessor. Rent shall be paid by the Lessee to the Lessor’s Bank Account by direct deposit via ACH transfer or equivalent.

NON-SUFFICIENT FUNDS (NSF). If the Lessee attempts to pay Rent but is not deemed valid by a financial institution due to non-sufficient funds, or any other reason for payment to be denied, the Lessee will be subject to a fee of 10% in addition to any late fee.

LATE FEE. The Lessor shall charge a late payment fee ifrent is not paid on time in the following amount: The Lessee shall be charged a late fee in the amount of 5% of the monthly rent amount per month, re-occurring if payment is not made after the 5th day after it is due, and each month thereafter.

OPTION TO RENEW. The Lessee shall not have the right to renew this Lease Agreement unless mutually agreed by both parties.

EXPENSES. In accordance with a Gross Lease the responsibility of the expenses shall be attributed to the following:

It is the intention of the Parties, and they hereby agree, that the above-mentioned Rent is the entirety of the payment due per month and expenses payable by Lessee to Lessor, and Lessee is obligated to pay its proportion of additional expenses including additional real estate taxes, insurance, liens, charges or expenses of any nature whatsoever in connection with the operation of the Premises. The Lessor shall be obligated to its proportion, if any, of all maintenance to the general exterior structure of the Premises and, in addition, shall pay its proportion of maintenance on all major systems such as the heating, plumbing and electrical, and shall help maintain the parking area. The lessee will pay for 100% of any building modifications performed specifically and exclusively for the functional requirements and benefits of the lessee. The Lessor will similarly pay 100% of any building modifications performed specifically and exclusively for the functional requirements and benefits of the Lessor. The Lessee will maintain, at their expense, casualty insurance (renters’ insurance) insuring the Lessee’s personal property in the leased Premises against loss by fire and negligence. The Lessee shall provide and maintain personal liability and property damage insurance as a lessee and will designate the Lessor as an “also named insured”. The Lessee shall provide the Lessor with a copy of such insurance certification or policy prior to the effective date of this Lease, at least to the limits of $1,000,000.00.

UTILITIES. The Lessee shall be responsible for their proportion of costs of the following utilities on the Premises: Data and Communications, Electricity, Water, Gas, Sewage & Trash.

SECURITYDEPOSIT. Asecurity deposit shall not be required in advance upon the signing of this Lease.

FURNISHINGS. The Lessee shall provide their own. Lessor reserves the right to work with Lessee in providing furnishings.

PARKING. Parking shall be provided to the Lessee in a shared manner provided on the Premises. There is no set number of parking spaces provided to the Lessee. There shall be no fee charged to the Lessee for the use of the Parking Space(s).

LEASEHOLD IMPROVEMENTS. The Lessee agrees that no leasehold improvements, alterations or changes of any nature, shall be made to the leasehold Premises or the exterior of the building without first obtaining the consent of the Lessor in writing, which consent shall not be unreasonably withheld, and thereafter, any and all leasehold improvements made to the Premises which become affixed or attached to the leasehold Premises shall remain the property of the Lessor at the expiration or termination of this Lease Agreement. Furthermore, any leasehold improvements shall be made only in accordance with applicable federal, state or local codes, ordinances or regulations, having due regard for the type of construction of the building housing the subject leasehold Premises. If the Lessee makes any improvements to the Premises the Lessee shall be responsible for payment, in accordance with the paragraph on Expenses above.

Nothing in the Lease shall be construed to authorize the Lessee or any other person acting for the Lessee to encumber the rents of the Premises or the interest of the Lessee in the Premises or any person under and through whom the Lessee has acquired its interest in the Premises with a mechanic’s lien or any other type of encumbrance. Under no circumstance shall the Lessee be construed to be the agent, employee or representative of Lessor. In the event a lien is placed against the Premises, through actions of the Lessee, Lessee will promptly pay the same or bond against the same and take steps immediately to have such lien removed. If the Lessee fails to have the Lien removed, the Lessor shall take steps to remove the lien and the Lessee shall pay Lessor for all expenses related to the Lien and removal thereof and shall be in default of this Lease.

LICENSES AND PERMITS. A copy of any and all local, state or federal permits acquired by the Lessee which are required for the use of the Premises shall be kept on site at all times and shall be readily accessible and produced to the Lessor and/or their agents or any local, state, or federal officials upon demand.

MAINTENANCE: The Lessor and Lessee shall have shared responsibilities of the repairs and maintenance on the Premises, in accordance with the paragraph on Expenses above.

The Lessee shall have the following responsibilities: pay proportional costs of basic janitorial services, purchase of stock supplies for restrooms, break area and office supplies. The Lessee shall manage and pay for its proportional share of the building alarm services. The Lessee shall manage and pay for its proportional share of pest control services. Sharing of costs are per existing practice, under “good faith” efforts to ensure that costs are distributed proportionately and appropriately. (Lessee may negotiate with Lessor to provide selected services, with written agreement to cover associated management, materials, and services costs as apportioned.)

SALE OF PROPERTY. Lessee shall, in the event of the sale or assignment of Lessor’s interest in the building of which the premises form a part, or in the event of any proceedings brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage made by Lessor covering the premises, recognize such purchaser as Lessor under this Lease.

HVAC MAINTENANCE. Lessee will provide or engage a reputable and experienced firm for the purpose of periodically inspecting and maintaining the heating, ventilation, and air conditioning equipment located on the Premises, hereinafter referred to as the “HVAC System”. In addition, the Lessee shall be responsible for its proportion of costs associated to the everyday upkeep and maintenance of said HYAC System. Lessee is responsible for its proportion of major maintenance of the HVAC system.

COMMON AREAS. The costs related to the maintenance and upkeep of the common areas, defined as space used by more than one (1) of the Lessees on the Property and referred to above, will be proportionately shared between the Lessees, as described above. Common areas, include but are not limited to, entryways, bathrooms, meeting rooms, and any other space on the Property that is shared by the Lessees, Lessor or Co-Tenants.

INSURANCE. In the event Lessee shall fail to obtain insurance required hereunder and fails to maintain the same in force continuously during the term, Lessor may, but shall not be required to, obtain the same and charge the Lessee for same as additional rent. Furthermore, Lessee agrees not to keep upon the premises any articles or goods which may be prohibited by the standard fonn of fire insurance policy, and in the event the insurance rates applicable to fire and extended coverage covering the premises shall be increased by reason of any use of the premises made by Lessee, then Lessee shall pay to Lessor, upon demand, such increase in insurance premium as shall be caused by said use or Lessee’s proportionate share of any such increase.

SUBLET/ASSIGNMENT. The Lessee may not transfer or assign this Lease, or any right or interest hereunder or sublet said leased premises or any part thereof except to by prior written agreement between Lessor and Lessee.

DAMAGE TO LEASED PREMISES. In the event the building housing the leased premises shall be destroyed or damaged as a result of any fire or other casualty which is not the result of the intentional acts or neglect of Lessee and which precludes or adversely affects the Lessee’s occupancy of the leased premises, then in every such cause, the rent herein set forth shall be abated or adjusted according to the extent to which the Premises have been rendered unfit for use and occupation by the Lessee and until the demised premises have been put in a condition at the expense of the Lessor, at least to the extent of the value and as nearly as possible to the condition of the premises existing immediately prior to such damage. It is understood, however, in the event of total or substantial destruction to the Premises that in no event shall the Lessor’s obligation to restore, replace or rebuild exceed an amount equal to the sum of the insurance proceeds available for reconstruction with respect to said damage.

The Lessee shall, during the term of this Lease, and in the renewal thereof, at its sole expense, keep the interior of the leased premises in as good a condition and repair as it is at the date of this Lease, reasonable wear and use excepted. Furthermore, the Lessee shall not knowingly commit nor permit to be committed any act or thing contrary to the rules and regulations prescribed from time to time by any federal, state or local authorities and shall expressly not be allowed to keep or maintain any hazardous waste materials or contaminates on the premises. Lessee shall also be responsible for the cost, if any, which would be incurred to bring contemplated operation and business activity into compliance with any law or regulation of a federal, state, or local authority.

HAZARDOUS MATERIALS LAWS. Shall mean any and all federal, state, or local laws, ordinances, rules, decrees, orders, regulations, or court decisions relating to hazardous substances, hazardous materials, hazardous waste, toxic substances, environmental conditions on, under, or about the Premises, the Building, or the Property, or soil and ground water conditions, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (CERCLA), the Resource Conservation and Recovery Act (RCRA), the Hazardous Materials Transportation Act, any other law or legal requirement concerning hazardous or toxic substances, and any amendments to the foregoing.

PARAGRAPHS ON THE SUBJECT OFDEFAULT. The following two paragraphs related to default on the part of the Lessee or Lessor are retained pursuant to standard Texas commercial lease agreement language. It is the agreed upon intention of both the Lessee and the Lessor that the paragraph immediately following on the subject of disputes shall apply additionally to such paragraphs.

LESSEE’S DEFAULT AND POSSESSION. In the event that the Lessee shall fail to pay said rent and expenses as set forth herein, or any part thereof: when the same are due and payable, or shall otherwise be in default of any other terms of said Lease for a period of more than 15 days, after receiving notice of said default, then the parties hereto expressly agree and covenant that the Lessor may declare the Lease terminated and may take possession of Lessee’s personal property, equipment or fixtures left on the premises which items may be held by the Lessor as security for the Lessee’s eventual payment and/or satisfaction of rental defaults or other defaults of Lessee under the Lease. It is further agreed, that if the Lessee is in default, that the Lessor shall be entitled to take any and all action to protect its interest in the personal property and equipment, to prevent the unauthorized removal of said property or equipment which threatened action would be deemed to constitute irreparable harm and injury to the Lessor in violation of its security interest in said items of personal property. Furthermore, in the event of default, the Lessor may expressly undertake all reasonable preparations and efforts to release the Premises including, but not limited to, the removal of all inventory, equipment or leasehold improvements of the Lessee’s, at the Lessee’s expense, without the need to first procure an order of any court to do so, although obligated in the interim to undertake reasonable steps and procedures to safeguard the value of Lessee’s property, including the storage of the same, under reasonable terms and conditions at Lessee’s expense, and, in addition, it is understood that the Lessor may sue the Lessee for any damages or past rents due and owing and may undertake all and additional legal remedies then available.

LESSOR’S DEFAULT. The Lessee may send written notice to the Lessor stating duties or obligations that have not been fulfilled under the full performance of this Lease Agreement. If said duties or obligations have not been cured within 30 days from receiving such notice, unless the Lessor needs more time to cure or remedy such issue in accordance with standard industry protocol, then the Lessor shall be in default of this Lease Agreement.

If the Lessor should be in default the Lessee shall have the option to terminate this Lease Agreement and be held harmless against any of its terms or obligations.

DISPUTES. If any dispute should arise in relation to this Lease Agreement the Lessor and Lessee shall first negotiate amongst themselves in “good faith.” Afterwards, if the dispute is not resolved then the Lessor and Lessee shall seek mediation in accordance with the laws in the State of Texas. If the Lessor and Lessee fail to resolve the dispute through mediation, then the American Arbitration Association shall be used in accordance with their rules. Lessor and Lessee agree to the binding effect of any ruling or judgment made by the American Arbitration Association. As referenced above, this paragraph also applies to disputes related to rent and payment of expenses.

INDEMNIFICATION. The Lessee hereby covenants and agrees to indemnify, defend, and hold the Lessor harmless from any and all claims or liabilities which may arise from any cause whatsoever as a result of Lessee’s use and occupancy of the premises, and further shall indemnify the Lessor for any losses which the Lessor may suffer in connection with the Lessee’s use and occupancy or care, custody, and control of the premises. The Lessee also hereby covenants and agrees to indemnify and hold harmless the Lessor from any and all claims or liabilities which may arise from any latent defects in the subject premises that the Lessor is not aware of at the signing of the lease or at any time during the lease term.

The Lessor hereby covenants and agrees to indemnify, defend, and hold the Lessee harmless from any and all claims or liabilities which may arise from any cause whatsoever as a result of Lessor’s ownership, use, and/or occupancy of the premises, and further shall indemnify the Lessee for any losses which the Lessee may suffer in connection with the Lessor’s use and occupancy or care, custody, and control of the premises. The Lessor also hereby covenants and agrees to indemnify and hold harmless the Lessee from any and all claims or liabilities which may arise from any latent defects in the subject premises that the Lessee is not aware of at the signing of the lease or at any time during the lease term.

BANKRUPTCY - INSOLVENCY. The Lessee agrees that in the event all or a substantial portion of the Lessee’s assets are placed in the hands of a receiver or a Trustee, and such status continues for a period of 30 days, or should the Lessee make an assignment for the benefit of creditors or be adjudicated bankrupt, or should the Lessee institute any proceedings under the bankruptcy act or any amendment thereto, then such Lease or interest in and to the leased premises shall not become an asset in any such proceedings and, in such event, and in addition to any and all other remedies of the Lessor hereunder or by law provided, it shall be lawful for the Lessor to declare the term hereof ended and to re-enter the leased land and take possession thereof and all improvements thereon and to remove all persons therefrom and the Lessee shall have no further claim thereon.

SUBORllINATION AND ATTORNMENT. Upon request of the Lessor, Lessee will subordinate its rights hereunder to the lien of any mortgage now or hereafter in force against the property or any portion thereof, and to all advances made or hereafter to be made upon the security thereof, and to any ground or underlying lease of the property provided, however, that in such case the holder of such mortgage, or the Lessor under such Lease shall agree that this Lease shall not be divested or in any way affected by foreclosure, or other default proceedings under said mortgage, obligation secured thereby, or Lease, so long as the Lessee shall not be in default under the terms of this Lease. Lessee agrees that this Lease shall remain in full force and effect notwithstandingany such default proceedings under said mortgage or obligation secured thereby.

Lessee shall, in the event of the sale or assignment of Lessor’s interest in the building of which the Premises form a part, or in the event of any proceedings brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage made by Lessor covering the Premises, attom to the purchaser and recognize such purchaser as Lessor under this Lease.

USAGE BY LESSEE. Lessee shall comply with all rules, regulations, and laws of any governmental authority with respect to use and occupancy. Lessee shall not conduct or permit to be conducted upon the premises any business or permit any act which is contrary to or in violation of any law, rules or regulations and requirements that may be imposed by any authority or any insur;mce company with which the premises is insured, nor will the Lessee allow the premises to be used in any way which will invalidate or be in conflict with any insurance policies applicable to the building. In no event shall explosives or extra hazardous materials betaken onto or retained on the premises. Furthermore, Lessee shall not install or use any equipment that will cause undue interference with the peaceable and quiet enjoyment of the premises by other Lessees of the building.

SIGNAGE. Lessee shall not place on any exterior door, wall or window of the premises any sign or advertising matter without Lessor’s prior written consent and if necessary, the approval of the local municipality. Thereafter, Lessee agrees to maintain such sign or advertising matter as first approved by Lessor in good condition and repair. Furthermore, Lessee shall conform to any uniform reasonable sign plan or policy that the Lessor may introduce with respect to the building. Upon vacating the premises, Lessee agrees to remove all signs and to repair all damages caused or resulting from such removal.

PETS. No pets shall be allowed on the premises without the prior written permission of Lessor unless said pet is required for reasons of disability under the Americans with Disability Act.

CONDITION OF PREMISES/INSPECTION BY LESSEE. The Lessee acknowledges they have had the opportunity to inspect the Premises and acknowledges with its signature on this Lease that the Premises are in good condition and comply in all respects with the requirements of this Lease. The Lessor makes no representation or warranty with respect to the condition of the premises or its fitness or availability for any particular use, and the Lessor shall not be liable for any latent or patent defect therein. The Lessee represents that Lessee has inspected the premises and is leasing and will take possession of the premises with all current fixtures present in their “as is” condition as of the date hereof.

AMERICANS WITH DISABILITY ACT. Per 42 U.S. Code§ 12183 if the Lessee is using the Premises as a public accommodation (e.g. restaurants, shopping centers, office buildings) or there are more than 15 employees the Premises must provide accommodations and access to persons with disabilities that is equal or similar to that available to the general public. Owners, operators, lessors, and lessees of commercial properties are all responsible for ADA compliance. If the Premises is not in compliance with theAmericans with Disability Act any modifications or construction will be the responsibility of the Lessor.

RIGHT OF ENTRY. It is agreed and understood that the Lessor and its agents shall have the complete and unencumbered right of entry to the Premises at any time or times for purposes of inspecting or showing the Premises and for the purpose of making any necessary repairs to the building or equipment as may be required of the Lessor under the terms of this Lease or as may be deemed necessary with respect to the inspection, maintenance or repair of the building. In accordance with State and local laws, the Lessor shall have the right to enter the Premises without the consent of the Lessee in the event of an emergency.

ESTOPPEL CERTIFICATE. Lessee at any time and from time to time, upon at least ten (10) days prior notice by Lessor, shall execute, acknowledge and deliver to Lessor, and/or to any other person, firm or corporation specified by Lessor, a statement certifying that the Lease is unmodified and in full force and effect, or if the Lease has been modified, then that the same is in full force and effect except as modified and stating the modifications, stating the dates to which the fixed rent and additional rent have been paid, and stating whether or not there exists any default by Lessor under this Lease and, if so, specifying each such default.

HOLDOVER PERIOD. Should the Lessee remain in possession of the Premises after the cancellation, expiration or sooner termination of the Lease, or any renewal thereof, without the execution of a new Lease or addendum, such holding over in the absence of a written agreement to the contrary shall be deemed to have created and be construed to be a tenancy. Atenancy will obligate the Lessee to an additional monthly rent, month-to-month, at a holdover premium of 50%, lasting until lease renewal or vacation.

WAIVER. Waiver by Lessor of a default under this Lease shall not constitute a waiver of a subsequent default of any nature.

GOVERNING LAW. This Lease shall be governed by the laws of the State of Texas.

NOTICES. Notices shall be addressed to the following:

Lessor:

K&TH Properties, LLC

3010 Layne St., La Porte, TX 77571

Lessee:

Rothe Enterprises, Inc

229 Sandhill St., Webster, IX 77598

If the Lessee requests customization/modernization of the premises during the term of the lease, the Lessor will obtain requirements from the tenant for work necessary. Lessor will then obtain quotes and submit them to the Lessee for approval. Once approved, Lesec will obtain funding for the customization/modernization and schedule work. Responsibilities for such expenses will follow language found above related to functional requirements and sharing of building upkeep.

AMENDMENT(S). No amendment of this Lease shall be effective unless reduced to writing and subscribed by the parties with all the formality of the original.

SEVERABJLITY. If any term or provision of this Lease Agreement is illegal, invalid, or unenforceable, such term shall be limited to the extent necessary to make it legal and enforceable, and, if necessary, severed from this Lease. All other terms and provisions of’this Lease Agreement shall remain in full force and effect.

BINDING EFFECT. This Lease and any amendments thereto shall be binding upon the Lessor and the Lessees and/or their respective successors, heirs, assigns, executors, and administrators.

LESSOR SIGNATURE

Signature	/s/ Thomas H. Hall	Date	09/30/2024

Thomas H. Hall, Manager, K&TII Properties, LLC

LESSEE SIGNATURE

Signature	/s/ Cynthia K. Hendershot	Date	09/30/2024

Colleen Koenig, President, Rothe Enterprises, Inc.

ACKNOWLEDGMENT OF NOTARY PUBLIC

State of   Texas

County of    Harris    , ss.

On this  8  day of   Oct  , 2024, bedore me appeared  Thomas Hall, as the LESSEE(S) of this Commercial I.ease Agreement who proved to me through government issued photo identification to be the above-named person, in rny presence executed foregoing instrument and acknowledged that they executed the same as their free act and deed.

Notary Public Signature: Beth Ann Carson-Romine

Print Name: Beth Carson-Romine

My commission expires: 12/14/2026

(Seal)

ACKNOWLEDGMENT OF NOTARY PUBLIC

State of Texas

County of   Bexar   , ss.

On this  1st day of   October  , 2024, bedore me appeared Colleen Koenig, as the LESSEE(S) of this Commercial I.ease Agreement who proved to me through government issued photo identification to be the above-named person, in rny presence executed foregoing instrument and acknowledged that they executed the same as their free act and deed.

Notary Public Signature: Kevin Guerra

Print Name: Kevin Guerra

My commission expires: 05/10/2028

(Seal)

Courtesy Copy:

Karen Kay Wheeler-Hall, Owner/Chairman of the Boards, REI and Rothe Development, Inc. (RDI)

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